UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21539
                                                    -----------

                First Trust Senior Floating Rate Income Fund II
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                        Date of fiscal year end: May 31
                                                --------

                     Date of reporting period: May 31, 2013
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                     ANNUAL
                                     REPORT
                               FOR THE YEAR ENDED
                                  MAY 31, 2013

                                  FIRST TRUST
                              SENIOR FLOATING RATE
                                 INCOME FUND II

                                  FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

                                 ANNUAL REPORT
                                  MAY 31, 2013

Shareholder Letter ..........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments ....................................................  5
Statement of Assets and Liabilities ......................................... 17
Statement of Operations ..................................................... 18
Statements of Changes in Net Assets ......................................... 19
Statement of Cash Flows...................................................... 20
Financial Highlights......................................................... 21
Notes to Financial Statements................................................ 22
Report of Independent Registered Public Accounting Firm ..................... 27
Additional Information ...................................................... 28
Board of Trustees and Officers............................................... 31
Privacy Policy............................................................... 33


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                                  MAY 31, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Senior Floating Rate Income Fund II (the "Fund").

The report you hold contains detailed information about your investment, a portfolio commentary from the Fund's management team that provides a recap of the period, a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

The twelve months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.25% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance. As I have written many times, First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
"AT A GLANCE"
AS OF MAY 31, 2013 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FCT
Common Share Price                                           $15.37
Common Share Net Asset Value ("NAV")                         $15.14
Premium (Discount) to NAV                                      1.52%
Net Assets Applicable to Common Shares                 $400,824,849
Current Monthly Distribution per Common Share (1)           $0.0875
Current Annualized Distribution per Common Share            $1.0500
Current Distribution Rate on Closing Common Share Price (2)    6.83%
Current Distribution Rate on NAV (2)                           6.94%
-------------------------------------------------------------------

-------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
          Common Share Price          NAV
5/12          $14.45                $14.51
               14.18                 14.36
               13.95                 14.38
               14.11                 14.41
               14.44                 14.49
6/12           14.70                 14.55
               14.36                 14.52
               14.61                 14.60
               14.85                 14.63
7/12           15.01                 14.63
               15.09                 14.60
               15.01                 14.66
               15.07                 14.70
               15.11                 14.74
8/12           15.19                 14.77
               15.10                 14.75
               15.42                 14.87
               15.66                 14.90
9/12           15.78                 14.90
               15.49                 14.86
               15.24                 14.89
               15.24                 14.93
10/12          15.66                 14.91
               15.87                 14.85
               15.16                 14.88
               15.00                 14.85
               15.40                 14.89
11/12          15.24                 14.92
               14.97                 14.89
               15.37                 14.93
               15.46                 14.96
12/12          15.16                 14.89
               15.71                 14.96
               15.74                 15.04
               15.77                 15.10
1/13           15.99                 15.14
               15.76                 15.04
               15.70                 15.02
               16.06                 15.05
2/13           16.12                 15.06
               16.12                 15.01
               16.76                 15.07
               16.29                 15.13
               16.41                 15.17
3/13           16.20                 15.20
               15.87                 15.13
               16.21                 15.18
               16.35                 15.19
4/13           16.18                 15.22
               16.05                 15.17
               16.47                 15.20
               16.29                 15.21
               16.12                 15.20
5/13           15.37                 15.14


----------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------
                                                        Average Annual Total Return
                                                   -------------------------------------
                                 1 Year Ended      5 Years Ended   Inception (5/25/2004)
                                   5/31/2013         5/31/2013           5/31/2013
FUND PERFORMANCE (3)
NAV                                 11.92%             4.49%               4.08%
Market Value                        14.80%             7.07%               3.73%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index        8.70%             6.57%               5.31%
----------------------------------------------------------------------------------------

-----------------------------------------------------
                                           % OF TOTAL
CREDIT QUALITY (S&P RATINGS) (4)          INVESTMENTS
-----------------------------------------------------
BBB-                                            4.5%
BB+                                             5.9
BB                                              8.7
BB-                                            22.8
B+                                             29.5
B                                              17.7
B-                                              3.4
CCC+                                            2.5
CCC                                             0.7
D                                               0.0*
NR                                              1.8
NR (Privately rated securities)                 2.5
                                              ------
                                      Total   100.0%
                                              ======

* Amount is less than 0.1%
NR - Not rated

-----------------------------------------------------
                                           % OF TOTAL
TOP 10 ISSUERS                            INVESTMENTS
-----------------------------------------------------
Asurion Corp.                                   1.3%
Nuveen Investments, Inc.                        1.3
First Data Corp.                                1.1
Focus Brands, Inc.                              1.1
Clear Channel Communications, Inc.              1.1
Reynolds Consumer Products Holdings, Inc.       1.0
Intelsat Jackson Holdings S.A.                  1.0
Univision Corp.                                 1.0
Grifols, SA                                     1.0
Caesars Entertainment Operating Company, Inc.   1.0
                                              ------
                                      Total    10.9%
                                              ======

-----------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-----------------------------------------------------
Media                                           7.6%
Health Care Providers & Services                7.1
Diversified Financial Services                  6.4
Chemicals                                       5.0
Software                                        4.6
Health Care Equipment & Supplies                4.5
Hotels, Restaurants & Leisure                   4.1
Auto Components                                 4.0
Food Products                                   3.7
Pharmaceuticals                                 3.5
Professional Services                           3.2
Commercial Services & Supplies                  3.0
Diversified Telecommunication Services          2.9
Aerospace & Defense                             2.7
Specialty Retail                                2.7
Insurance                                       2.7
Independent Power Producers & Energy Traders    2.6
Capital Markets                                 2.5
Containers & Packaging                          2.2
Health Care Technology                          2.1
Diversified Consumer Services                   1.7
Consumer Finance                                1.6
Semiconductors & Semiconductor Equipment        1.6
Wireless Telecommunication Services             1.6
Real Estate Management & Development            1.5
IT Services                                     1.4
Communications Equipment                        1.4
Life Sciences Tools & Services                  1.3
Electric Utilities                              1.1
Road & Rail                                     1.0
Machinery                                       1.0
Biotechnology                                   1.0
Construction & Engineering                      0.9
Metals & Mining                                 0.8
Automobiles                                     0.7
Food & Staples Retailing                        0.6
Real Estate Investment Trusts (REITs)           0.6
Industrial Conglomerates                        0.6
Oil, Gas & Consumable Fuels                     0.5
Leisure Equipment & Products                    0.5
Building Products                               0.5
Distributors                                    0.4
Diversified Business Services                   0.2
Airlines                                        0.2
Household Durables                              0.2
                                              ------
                                      Total   100.0%
                                              ======


(1) Most recent distribution paid or declared through 5/31/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's sub-advisor. Effective October 12, 2010, the Leveraged Finance Investment Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2013


                               INVESTMENT MANAGER
First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of May 31, 2013, First Trust managed or supervised $70.99 billion in assets. The First Trust Leveraged Finance Investment Team began managing the First Trust Senior Floating Rate Income Fund II on October 12, 2010. The experienced professionals comprising the First Trust Leveraged Finance Investment Team hail from one of the largest managers in the senior loan business and manage or supervise approximately $938 million in assets as of May 31, 2013. The team's experience includes managing senior secured floating-rate corporate loans ("Senior Loans") in both the U.S. and Europe, managing high-yield debt, and corporate restructuring expertise. The team has managed institutional separate accounts, commingled funds, structured products and retail funds.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

SCOTT D. FRIES, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II The primary investment objective of First Trust Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP
During the period covered by this report, capital markets were strong and generally supported by positive economic reports in the U.S. and relatively benign news regarding the European sovereign debt situation, including the hiccup regarding the Cyprus bailout. The period began with a focus on European sovereign debt issues and concerns regarding the strength of the U.S. economy, which resulted in increased market volatility, and ultimately ended with a renewed focus on the Federal Reserve's bond buying program, unemployment, and interest rates. The senior loan market had positive returns in every month over the last 12 months as the positive economic backdrop supported a strong credit environment. Overall, the S&P/LSTA Leveraged Loan Index (the "Index") returned 8.70% for the full year period. Lower credit-quality issues in the Index performed better than higher credit-quality issues in the period. BB rated loans returned 4.61% and B rated loans returned 6.19%, both of which were significantly behind the lower quality CCC rated loan return of 25.81% for the period.

Fundamental credit quality remained strong over the period with default rates trending below the historic average. The default rate began the period at 1.05% and ended at 1.40%, well inside the historic average of 3.31% (March 1999 - May
2013).

Two trends in the market that have helped keep default volumes in check are solid corporate fundamentals and robust capital markets activity. Regarding corporate fundamentals, senior loan issuers that file their financial results publicly grew cash flows by approximately 7% year-over-year in the first quarter of 2013 (latest data available), which represents 15 straight quarters of cash flow growth. This extended period of cash flow growth has given companies the opportunity to strengthen their balance sheets. The second positive trend is the active capital markets, which have provided companies with the ability to refinance near-term debt maturities with longer dated paper at lower interest rates. This process of extending maturities tends to help alleviate a potential catalyst for future defaults and the lower rate eases a company's interest burden.

Technical conditions in the senior loan market were strong over the period, with positive inflows into the asset class from retail senior loan funds and institutional structured products in all 12 months. Total inflows across retail and institutional investors over the last year were $110 billion, with available new-issue supply of only $34.3 billion. With credit quality remaining strong and positive inflows into the asset class, average loan prices increased from $93.5 at the beginning of the period to $98.2 at the end of May 2013. As such, price appreciation was the primary driver of total return for the Index over the last year.

PERFORMANCE ANALYSIS
The Fund outperformed the Index for the one-year period ended May 31, 2013. The Fund generated a net asset value ("NAV") return of 11.92% and a market price return of 14.80%. The Fund's market price return benefitted by the Fund's market price beginning at a slight discount to NAV and moving to a slight premium to NAV by the end of the period. At the start of the period, the Fund's market price was at a -1.04% discount to NAV, and it moved to a modest 1.52% premium to NAV by the end of the period.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
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             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2013

From an income perspective, the Fund announced three increases to the monthly distribution rate for a total increase of $0.0075 per share over the year ended May 31, 2013. The monthly announced distribution rate began the period at $0.08 per share and ended at $0.0875 per share. This increase represented an improvement of approximately 9.4% in the level of monthly distributions to shareholders over this period. At the $0.0875 per share monthly distribution rate, the annualized distribution rate at the end of May 2013 was 6.94% at NAV and 6.83% at market price.

Contributing to the Fund's outperformance relative to the Index over the period was the Fund's use of leverage and issuer selection. Leverage at the end of May was approximately 30.27%. The Fund's relatively conservative credit quality positioning detracted slightly from performance as CCC and lower-rated issues led the market return. At the end of the period, the Fund held only 2.5% of assets in issues rated CCC or below compared to 12% for the Index.

OUTLOOK
We believe the combination of a low corporate default environment, modestly positive economic growth and strong investor demand provides a firm backdrop for returns in the periods ahead. Moreover, given the heightened sensitivity exhibited by traditional fixed-income on the basis of potential lower Federal Reserve stimulus (Quantitative Easing tapering), which is likely to lead to higher interest rates, we remain optimistic regarding the outlook for the senior loan asset class. In our opinion, the combination of relatively attractive ultra-short duration floating-rate income within a market plagued by anemic real yields and long duration, when coupled with a senior secured position in the capital structure in a low corporate default rate environment, are tenets that should continue to support performance.

We expect our rigorous credit process and focus on identifying attractive risk-adjusted return opportunities in the market will continue to position the portfolio well for the periods ahead. Our portfolio strategy of balancing the goal of high current income with portfolio risk remains unchanged. We do not anticipate changing the average credit quality of the portfolio in a meaningful way over the near term. As such, the portfolio should remain of higher average credit quality than the Index. In the upcoming periods, we expect the new issue market to provide some compelling opportunities which may enhance the portfolio characteristics. In our opinion, the combination of attractive new issuance and our focus on relative value opportunities across the market should continue to position the portfolio well for the periods ahead.

DISCLOSURE
The Fund's portfolio holdings are subject to change without notice. Any mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. (Information gathered from Standard & Poor's LCD.)

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2013

  PRINCIPAL                                                                                       STATED
    VALUE                               DESCRIPTION                                RATE (b)    MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 146.3%

              ADVERTISING - 0.4%
$  1,500,000  RentPath, Inc., Term Loan B ....................................      6.25%        05/29/20     $   1,475,625
                                                                                                              -------------
              AEROSPACE & DEFENSE - 4.0%
   1,850,000  AM General, LLC, Term Loan B ...................................     10.25%        03/22/18         1,853,090
   3,000,000  Beechcraft Holdings, Term Loan B ...............................      5.75%        12/05/20         3,015,000
   1,194,000  Booz Allen Hamilton, Inc., Term Loan B .........................      4.50%        07/31/19         1,201,964
   3,301,429  DynCorp International, Inc., Term Loan .........................      6.25%        07/07/16         3,320,676
   1,925,000  Engility Holdings, Inc., Term Loan B ...........................      5.75%        07/17/17         1,920,187
   1,361,588  Sequa Corp., Term Loan B .......................................      5.25%        05/29/17         1,374,523
   3,305,186  Transdigm, Inc., Term Loan C ...................................      3.75%        02/28/20         3,339,064
                                                                                                              -------------
                                                                                                                 16,024,504
                                                                                                              -------------
              AGRICULTURAL PRODUCTS - 1.0%
   1,200,000  Dole Food Company, Inc., Term Loan B ...........................      3.75%        04/01/20         1,201,932
   2,935,250  Jimmy Sanders, Refinancing Term Loan ...........................      4.75%        11/15/18         2,950,836
                                                                                                              -------------
                                                                                                                  4,152,768
                                                                                                              -------------
              AIRLINES - 0.2%
   1,000,000  US Airways Group, Inc., Term Loan B1 ...........................      4.25%        05/23/19           999,000
                                                                                                              -------------
              ALTERNATIVE CARRIERS - 2.7%
   1,324,242  DigitalGlobe, Inc., Term Loan B ................................      3.75%        01/31/20         1,331,525
   5,895,375  Intelsat Jackson Holdings S.A., Term Loan B ....................      4.25%        04/02/18         5,930,394
   3,409,059  Telesat Canada, Term Loan B ....................................      3.50%        03/28/19         3,426,718
                                                                                                              -------------
                                                                                                                 10,688,637
                                                                                                              -------------
              ALUMINUM - 0.3%
   1,000,000  Constellium Holdco B.V., Term Loan B ...........................      6.25%        03/25/20         1,016,250
                                                                                                              -------------
              APPAREL RETAIL - 1.0%
   2,737,888  Payless ShoeSource, Term Loan B ................................      7.25%        09/19/19         2,766,417
   1,330,000  Phillips-Van Heusen Corp., Term Loan B .........................      3.25%        12/31/19         1,335,652
                                                                                                              -------------
                                                                                                                  4,102,069
                                                                                                              -------------
              APPLICATION SOFTWARE - 3.3% ....................................
   2,320,371  DataTel, Inc., Term Loan B .....................................      4.50%        07/19/18         2,335,453
   3,930,150  Eagle Parent, Inc., Term Loan B ................................      4.50%        05/16/18         3,972,714
   1,800,000  Flexera Software, LLC, Term Loan ...............................      5.00%        03/13/19         1,813,500
     100,000  Lawson Software, Inc., Term Loan B3 ............................      3.75%        05/24/20           100,031
   3,899,156  Lawson Software, Inc., Term Loan B2 ............................   5.25%-6.25%     04/05/18         3,936,198
   1,097,250  Verint Systems, Inc., Term Loan ................................      4.00%        09/06/19         1,109,594
                                                                                                              -------------
                                                                                                                 13,267,490
                                                                                                              -------------
              ASSET MANAGEMENT & CUSTODY BANKS - 4.2%
   2,567,732  Hamilton Lane Advisors, LLC, Term Loan .........................      5.25%        02/28/18         2,574,151
   1,815,314  Harbourvest Partners L.P., Term Loan B .........................      4.75%        11/21/17         1,826,660
   2,070,027  Mondrian Investment Partners Ltd., Term Loan ...................      4.00%        03/05/20         2,081,247
     585,899  Munder Capital Management, Incremental Term Loan ...............      6.00%        03/23/15           587,364
   6,704,791  Nuveen Investments, Inc., Term Loan B ..........................      4.19%        05/13/17         6,722,961
     833,333  Nuveen Investments, Inc., Term Loan, Second Lien ...............      6.50%        02/28/19           835,417
   2,251,500  TCW Group, Inc., Term Loan B ...................................      4.00%        12/20/19         2,276,829
                                                                                                              -------------
                                                                                                                 16,904,629
                                                                                                              -------------

                        See Notes to Financial Statements                 Page 5

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (Continued)
MAY 31, 2013

  PRINCIPAL                                                                                       STATED
    VALUE                               DESCRIPTION                                RATE (b)    MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

              AUTO PARTS & EQUIPMENT - 5.0%
$    900,000  Affinia Group, Inc., Term Loan B2 ..............................      4.75%        04/25/20     $     902,250
   2,977,538  Allison Transmission, Inc., Term Loan B3 .......................      4.25%        08/23/19         3,001,090
     562,387  August U.S. Holding Company, Inc., Lux Term Loan ...............      5.00%        04/30/18           565,199
     432,613  August U.S. Holding Company, Inc., U.S. Term Loan ..............      5.00%         4/30/18           434,776
   2,300,000  BBB Industries, LLC, Term Loan B ...............................      5.50%        03/27/19         2,300,000
   2,532,854  HHI Holdings, LLC, Term Loan B .................................      5.00%        09/18/19         2,572,442
   2,377,935  Metaldyne, LLC, Term Loan B ....................................      5.00%        12/18/18         2,425,494
   1,745,625  Remy International, Inc., Term Loan B ..........................      4.25%        03/05/20         1,763,081
   2,992,500  Sequa Automotive Group, Term Loan B ............................      6.25%        11/15/18         3,007,463
   1,335,498  Tomkins, PLC, Term Loan B2 .....................................      3.75%        09/29/16         1,343,017
   1,571,429  Tower International, Inc., Term Loan B .........................      5.75%        04/23/20         1,589,076
                                                                                                              -------------
                                                                                                                 19,903,888
                                                                                                              -------------
              AUTOMOBILE MANUFACTURERS - 1.0%
   3,952,236  Chrysler Group, LLC, Term Loan B ...............................      6.00%        05/24/17         3,996,699
                                                                                                              -------------
              AUTOMOTIVE RETAIL - 1.1%
   1,862,901  KAR Auction Services, Inc., Term Loan B ........................      3.75%        05/19/17         1,887,733
   2,736,250  Pilot Travel Centers, LLC, Term Loan B2 ........................      4.25%        08/07/19         2,708,888
                                                                                                              -------------
                                                                                                                  4,596,621
                                                                                                              -------------
              BIOTECHNOLOGY - 1.4%
   5,709,128  Grifols, SA, Term Loan B .......................................      4.25%        06/01/17         5,750,747
                                                                                                              -------------
              BROADCASTING - 7.4%
   4,986,742  Clear Channel Communications, Inc., Term Loan ..................      6.75%        01/30/19         4,653,678
   1,690,667  Clear Channel Communications, Inc., Term Loan B ................      3.84%        01/29/16         1,569,159
   1,973,479  Cumulus Media Holdings, Inc., Term Loan, First Lien ............      4.50%        09/16/18         1,989,918
   1,000,000  Cumulus Media Holdings, Inc., Term Loan, Second Lien ...........      7.50%        03/18/19         1,035,000
     600,000  Entravision Communications Corp., Term Loan B ..................      3.50%        05/31/20           600,000
   3,113,598  FoxCo Acquisition, LLC, Term Loan B ............................      5.50%        07/14/17         3,153,826
   1,255,442  Hubbard Radio, LLC, Term Loan ..................................      4.50%        04/28/19         1,261,719
   2,116,082  LIN Television Corp., Term Loan B ..............................      4.00%        12/21/18         2,130,196
     482,857  Mission Broadcasting, Term Loan B ..............................      4.25%        12/03/19           490,100
   1,142,143  Mission Broadcasting, Term Loan B ..............................      4.25%        12/03/19         1,159,275
   3,519,335  NEP Holdco, Inc., Term Loan B ..................................      4.75%        01/22/20         3,556,745
     257,143  NEP Holdco, Inc., Term Loan, Second Lien .......................      9.50%        07/22/20           265,287
   1,965,000  Raycom TV Broadcasting, LLC, Term Loan B .......................      4.25%        05/31/17         1,965,000
   4,881,438  Univision Corp., Extended First Lien Term Loan .................      4.50%        03/01/20         4,868,356
   1,000,000  Univision Corp., Incremental Term Loan .........................      4.00%        03/01/20           992,080
                                                                                                              -------------
                                                                                                                 29,690,339
                                                                                                              -------------
              BUILDING PRODUCTS - 0.7%
   1,600,000  American Builders & Contractors Supply Co., Term Loan B ........      3.50%        04/16/20         1,604,480
   1,326,675  Unifrax, LLC, Term Loan B ......................................      4.25%        11/28/18         1,334,144
                                                                                                              -------------
                                                                                                                  2,938,624
                                                                                                              -------------
              CASINOS & GAMING - 3.9%
   6,296,777  Caesars Entertainment Operating Company, Inc., Term Loan B6 ....      5.44%        01/28/18         5,621,322
   1,320,000  Pinnacle Entertainment, Inc., Term Loan B ......................      4.00%        03/19/19         1,322,204
   3,753,086  ROC Finance, LLC, Term Loan B ..................................      5.00%        03/25/19         3,779,358
   4,464,286  Scientific Games International, Inc., Initial Term Loan ........      4.25%        05/22/20         4,432,679


Page 6                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (Continued)
MAY 31, 2013

  PRINCIPAL                                                                                       STATED
    VALUE                               DESCRIPTION                                RATE (b)    MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

              CASINOS & GAMING (Continued)
$    651,852  Twin River Management Group, Inc., Term Loan B .................      5.25%        11/10/18     $     659,185
                                                                                                              -------------
                                                                                                                 15,814,748
                                                                                                              -------------
              COAL & CONSUMABLE FUELS - 0.7%
   2,743,683  Arch Coal, Inc., Term Loan .....................................      5.75%        05/16/18         2,766,209
                                                                                                              -------------
              COMMERCIAL PRINTING - 0.8%
   2,000,000  Cenveo Corp., Term Loan B ......................................      6.25%        02/13/17         2,017,500
   1,330,000  SGS International, Inc., Term Loan .............................      5.00%        10/17/19         1,341,638
                                                                                                              -------------
                                                                                                                  3,359,138
                                                                                                              -------------
              COMMODITY CHEMICALS - 0.9%
   3,399,542  Tronox, Inc., Term Loan B ......................................      4.50%        03/19/20         3,430,002
                                                                                                              -------------
              COMMUNICATIONS EQUIPMENT - 2.0%
     665,000  Alcatel-Lucent, Inc., Term Loan B ..............................      6.25%        08/01/16           671,743
   1,361,588  Alcatel-Lucent, Inc., Term Loan C ..............................      7.25%        01/30/19         1,374,917
   3,010,000  ARRIS Group, Inc., Term Loan B .................................      3.50%        04/17/20         3,008,134
   3,060,938  Commscope, Inc., Term Loan B ...................................      3.75%        01/14/18         3,088,670
                                                                                                              -------------
                                                                                                                  8,143,464
                                                                                                              -------------
              CONSTRUCTION & ENGINEERING - 1.3%
   2,987,625  Terex Corp., Term Loan B .......................................      4.50%        04/28/17         3,028,705
   2,089,500  WireCo Worldgroup, Inc., Term Loan B ...........................      6.00%        02/15/17         2,099,948
                                                                                                              -------------
                                                                                                                  5,128,653
                                                                                                              -------------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.3%
   1,153,253  Navistar International Corp., Term Loan B ......................      5.75%        08/31/17         1,174,588
                                                                                                              -------------
              CONSUMER FINANCE - 2.4%
   5,342,625  Altisource Solutions S.a.r.l., Term Loan B .....................      5.75%        11/27/19         5,389,373
     933,333  Ocwen Financial Corp., Term Loan B .............................      5.00%        01/28/18           944,225
   3,362,340  Walter Investment Management Corp., Term Loan B ................      5.75%        11/28/17         3,394,282
                                                                                                              -------------
                                                                                                                  9,727,880
                                                                                                              -------------
              DATA PROCESSING & OUTSOURCED SERVICES - 0.9%
   3,758,338  Harland Clarke Holdings Corp., Term Loan B2 ....................      5.45%        06/30/17         3,704,330
                                                                                                              -------------
              DISTRIBUTORS - 0.5%
   2,029,252  Wesco Distribution, Term Loan B ................................      4.50%        12/12/19         2,041,062
                                                                                                              -------------
              DIVERSIFIED CHEMICALS - 1.4%
   3,193,382  Ineos Group Ltd., Term Loan ....................................      4.00%        05/04/18         3,191,211
   2,387,796  Univar, Inc., Term Loan B ......................................      5.00%        06/30/17         2,369,649
                                                                                                              -------------
                                                                                                                  5,560,860
                                                                                                              -------------
              DIVERSIFIED REAL ESTATE ACTIVITIES - 1.1%
   3,784,890  iStar Financial, Inc., Term Loan ...............................      4.50%        10/15/17         3,821,793
      97,778  iStar Financial, Inc., Term Loan A1 ............................      5.25%        03/19/16            98,186
     600,000  Starwood Property Trust, Term Loan .............................      3.50%        04/17/20           600,000
                                                                                                              -------------
                                                                                                                  4,519,979
                                                                                                              -------------
              DIVERSIFIED SUPPORT SERVICES - 0.5%
   1,910,176  SMG, Term Loan .................................................      5.50%        06/07/18         1,917,340
                                                                                                              -------------

                        See Notes to Financial Statements                 Page 7

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (Continued)
MAY 31, 2013

  PRINCIPAL                                                                                       STATED
    VALUE                               DESCRIPTION                                RATE (b)    MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

              EDUCATION SERVICES - 0.2%
$    620,667  Bright Horizons Family Solutions, LLC, Term Loan B                 4.00%-5.25%     01/30/20     $     624,856
                                                                                                              -------------
              ELECTRIC UTILITIES - 1.6%
   1,958,305  Equipower Resources Holdings, LLC, Term Loan B ................       4.25%        12/16/18         1,970,545
   1,333,333  Equipower Resources Holdings, LLC, Term Loan C ................       4.25%        12/31/19         1,340,000
   4,241,410  Texas Competitive Electric Holdings Company, LLC, Term Loan ...    3.70%-3.78%     10/10/14         3,279,161
                                                                                                              -------------
                                                                                                                  6,589,706
                                                                                                              -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 2.8%
   2,565,000  Advanced Disposal Services, Inc., Term Loan B .................       4.25%        10/09/19         2,581,031
   5,468,651  EnergySolutions, LLC, Term Loan ...............................       6.75%        08/15/16         5,502,830
   1,947,786  Waste Industries USA, Inc., Term Loan B .......................       4.00%        03/17/17         1,974,569
   1,155,000  WCA Waste Corp., Term Loan ....................................       4.00%        03/23/18         1,159,331
                                                                                                              -------------
                                                                                                                 11,217,761
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 4.4%
   1,970,000  Alere, Inc., Term Loan ........................................       4.25%        06/30/17         1,990,941
   1,975,000  Alere, Inc., Term Loan B1 .....................................       4.25%        06/30/17         1,995,994
     495,000  Alere, Inc., Term Loan B2 .....................................       4.25%        06/30/17           500,262
   1,761,150  Biomet, Inc., Term Loan B .....................................    3.94%-4.03%     07/25/17         1,770,836
   2,735,073  Carestream Health, Inc., Term Loan ............................       5.00%        02/25/17         2,733,377
   4,334,158  DJO Finance, LLC, Term Loan B .................................       4.75%        09/15/17         4,388,335
     708,929  Hologic, Inc., Term Loan B ....................................       4.50%        08/01/19           713,062
   3,461,517  Kinetic Concepts, Inc., Term Loan C1 ..........................       5.50%        05/04/18         3,502,605
                                                                                                              -------------
                                                                                                                 17,595,412
                                                                                                              -------------
              HEALTH CARE FACILITIES - 3.9%
   3,093,753  Health Management Associates, Inc., Term Loan B ...............       3.50%        11/18/18         3,112,594
     927,637  Select Medical Corp., Term Loan B .............................       4.00%        06/01/18           931,115
   1,965,000  Surgical Care Affiliates, Inc., Term Loan .....................       4.25%        06/30/18         1,971,150
   2,925,300  United Surgical Partners International, Inc., Term Loan .......       4.75%        04/30/19         2,960,404
   4,837,047  Vanguard Health Systems, Inc., Term Loan B ....................       3.75%        01/29/16         4,881,790
     203,720  Vantage Oncology Holdings, LLC, Delayed Draw Term Loan ........       8.00%        01/31/17           203,720
   1,676,862  Vantage Oncology Holdings, LLC, Term Loan .....................       8.00%        01/31/17         1,676,862
                                                                                                              -------------
                                                                                                                 15,737,635
                                                                                                              -------------
              HEALTH CARE SERVICES - 5.3%
   1,396,500  Air Medical Group Holdings, Inc., Term Loan B .................       6.50%        05/31/18         1,427,921
   1,440,000  Apria Healthcare Group, Inc., Term Loan B .....................       6.75%        04/05/20         1,449,605
     937,625  CHG Healthcare Services, Term Loan B ..........................       5.00%        11/19/19           947,001
   2,842,875  Davita, Inc., Term Loan B2 ....................................       4.00%        08/21/19         2,873,436
   4,253,014  Emergency Medical Services Corp., Term Loan B .................       4.00%        05/25/18         4,275,045
     850,000  Healogics, Inc., Term Loan B ..................................       5.25%        02/05/19           858,143
   1,945,125  Heartland Dental Care, Term Loan B ............................       6.25%        12/21/18         1,969,439
   2,949,962  Rural Metro Corp., Term Loan ..................................       5.75%        06/30/18         2,878,986
   3,486,263  Sheridan Healthcare, Inc., Incremented Term Loan ..............       4.50%        06/29/18         3,508,923
     992,500  U.S. Renal Care, Inc., Initial Term Loan ......................       6.25%        07/03/19         1,003,666
                                                                                                              -------------
                                                                                                                 21,192,165
                                                                                                              -------------
              HEALTH CARE SUPPLIES - 2.3%
   3,544,643  Bausch & Lomb, Inc., Term Loan B ..............................       4.00%        05/18/19         3,550,421
   2,000,000  BSN Medical Acquisition Holding GmBH, Term Loan B .............       5.00%        07/16/19         2,017,500

Page 8                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (Continued)
MAY 31, 2013

  PRINCIPAL                                                                                       STATED
    VALUE                               DESCRIPTION                                RATE (b)    MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

              HEALTH CARE SUPPLIES (Continued)
$  1,743,275  ConvaTec, Inc., Term Loan B ....................................      5.00%        12/22/16     $   1,762,887
   1,847,368  Sage Products, Inc., Term Loan B ...............................      4.25%        12/13/19         1,858,139
                                                                                                              -------------
                                                                                                                  9,188,947
                                                                                                              -------------
              HEALTH CARE TECHNOLOGY - 3.0%
   3,712,500  Emdeon Business Services, LLC, Term Loan B .....................      3.75%        11/02/18         3,734,924
     947,500  MedAssets, Inc., Term Loan B ...................................      4.00%        12/13/19           952,237
   2,456,250  Trizetto Group, Inc., Term Loan B ..............................      4.75%        05/02/18         2,462,391
   2,000,000  Trizetto Group, Inc., Term Loan, Second Lien ...................      8.50%        03/28/19         2,010,000
   2,984,962  Wolverine Healthcare Analytics, Inc., Term Loan B ..............      4.50%        05/31/19         2,989,947
                                                                                                              -------------
                                                                                                                 12,149,499
                                                                                                              -------------
              HOMEFURNISHING RETAIL - 1.5%
   2,394,000  Serta Simmons Holdings, LLC, Term Loan B .......................      5.00%        10/01/19         2,406,712
   3,415,287  Tempur-Pedic International, Inc., Term Loan B ..................      3.50%        03/18/20         3,415,902
                                                                                                              -------------
                                                                                                                  5,822,614
                                                                                                              -------------
              HOUSEHOLD APPLIANCES - 0.2%
     895,443  Alliance Laundry Systems, LLC, Term Loan B .....................      4.50%        12/07/19           901,604
                                                                                                              -------------
              HUMAN RESOURCE & EMPLOYMENT SERVICES - 0.4%
   1,393,000  Genpact International, Inc., Term Loan B .......................      4.25%        08/30/19         1,405,189
                                                                                                              -------------
              HYPERMARKETS & SUPER CENTERS - 0.9%
   3,553,594  BJ's Wholesale Club, Inc., Term Loan, First Lien ...............      4.25%        09/26/19         3,563,579
                                                                                                              -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 3.9%
   3,070,840  AES Corp., Term Loan B .........................................      3.75%        06/01/18         3,099,245
   2,100,000  Calpine Construction Finance Co., L.P., Term Loan B ............      3.00%        05/15/20         2,084,775
   1,965,000  Calpine Corp., Term Loan B2 ....................................      4.00%        04/01/18         1,980,622
   1,393,000  Calpine Corp., Term Loan B3 ....................................      4.00%        10/09/19         1,404,840
     984,615  Dynegy Power, LLC, Term Loan B2 ................................      4.00%        04/23/20           986,870
   2,547,957  Freif North American Power I, LLC, Term Loan B .................      4.75%        03/29/19         2,554,327
     416,250  Freif North American Power I, LLC, Term Loan C .................      4.75%        03/29/19           417,291
   2,947,500  NRG Energy, Inc., Term Loan B ..................................      2.75%        07/01/18         2,928,076
                                                                                                              -------------
                                                                                                                 15,456,046
                                                                                                              -------------
              INDUSTRIAL CONGLOMERATES - 0.8%
   1,320,989  Hamilton Sundstrand Corp., Term Loan B .........................      4.00%        12/13/19         1,321,266
   2,050,920  Tomkins Air Distribution, Term Loan B ..........................      5.00%        11/09/18         2,067,164
                                                                                                              -------------
                                                                                                                  3,388,430
                                                                                                              -------------
              INDUSTRIAL MACHINERY - 1.2%
   1,945,125  Dematic Holdings, Term Loan ....................................      5.25%        12/28/19         1,959,713
   2,673,612  Husky International, Ltd., Term Loan B .........................      4.25%        06/30/18         2,688,317
                                                                                                              -------------
                                                                                                                  4,648,030
                                                                                                              -------------
              INSURANCE BROKERS - 3.4%
   2,977,538  Amwins Group, LLC, New Term Loan ...............................      5.00%        09/06/19         3,005,705
   2,912,040  Confie Seguros Holding Co., Term Loan B ........................      6.50%        11/09/18         2,935,104
   2,100,000  Cooper Gay Swett & Crawford, Term Loan B .......................      5.00%        04/16/20         2,123,625
     720,000  Cooper Gay Swett & Crawford, Term Loan, Secon Lien .............      8.25%        09/19/20           732,600
   4,937,625  USI Corp., Term Loan B .........................................      5.25%        12/27/19         4,969,719
                                                                                                              -------------
                                                                                                                 13,766,753
                                                                                                              -------------

                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (Continued)
MAY 31, 2013

  PRINCIPAL                                                                                       STATED
    VALUE                               DESCRIPTION                                RATE (b)    MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

              INTEGRATED TELECOMMUNICATION SERVICES - 1.9%
$  3,585,495  Avaya, Inc., Term Loan B3 ......................................      4.77%        10/26/17     $   3,216,045
   1,980,747  Hawaiian Telcom Communications, Inc., Term Loan ................      5.00%        06/06/19         1,986,947
   2,443,875  Windstream Corp., Term Loan B4 .................................      3.50%        01/23/20         2,451,524
                                                                                                              -------------
                                                                                                                  7,654,516
                                                                                                              -------------
              IT CONSULTING & OTHER SERVICES - 1.2%
   1,529,543  Presidio, Inc., Term Loan B ....................................      5.75%        03/31/17         1,514,248
   1,762,500  Sirius Computer Solutions, Inc., Term Loan B ...................      7.00%        12/07/18         1,802,156
   1,380,446  West Corp., Term Loan B8 .......................................      3.75%        06/30/18         1,390,510
                                                                                                              -------------
                                                                                                                  4,706,914
                                                                                                              -------------
              LEISURE FACILITIES - 0.3%
   1,329,762  Six Flags, Inc., Term Loan B ...................................   4.00%-5.25%     12/20/18         1,346,384
                                                                                                              -------------
              LEISURE PRODUCTS - 0.7%
   2,927,116  Live Nation Entertainment, Inc., Term Loan B ...................      4.50%        11/07/16         2,951,499
                                                                                                              -------------
              LIFE & HEALTH INSURANCE - 0.4%
   1,638,456  CNO Financial Group, Inc., Term Loan B2 ........................      3.75%        09/28/18         1,646,648
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 1.8%
   1,587,278  inVentiv Health, Inc., Term Loan ...............................      7.50%        08/04/16         1,567,437
     533,246  inVentiv Health, Inc., Term Loan B3 ............................      7.75%        05/15/18           527,247
   2,327,500  Pharmaceutical Products Development, Inc., 2013 Term Loan ......      4.25%        12/05/18         2,342,699
     464,041  Quintiles Transnational Corp., Term Loan B1 ....................      4.50%        06/08/18           466,361
   2,162,750  Quintiles Transnational Corp., Term Loan B2 ....................      4.50%        06/08/18         2,183,923
                                                                                                              -------------
                                                                                                                  7,087,667
                                                                                                              -------------
              MANAGED HEALTH CARE - 0.7%
   2,890,126  MultiPlan, Inc., Term Loan B ...................................      4.00%        08/26/17         2,915,415
                                                                                                              -------------
              METAL & GLASS CONTAINERS - 1.8%
   1,800,000  Berlin Packaging, LLC, Term Loan B .............................      4.75%        04/02/19         1,818,756
   2,400,000  Berry Plastics Corp., Term Loan D ..............................      3.50%        02/08/20         2,400,000
   2,900,000  Pact Group, Term Loan B ........................................      3.75%        05/29/20         2,910,875
                                                                                                              -------------
                                                                                                                  7,129,631
                                                                                                              -------------
              MOVIES & ENTERTAINMENT - 2.5%
   2,970,075  Alpha Topco, Ltd., Term Loan B2 ................................      6.00%        04/30/19         3,001,884
   1,800,000  AMC Entertainment, Inc., Term Loan B ...........................      3.50%        04/30/20         1,803,654
     800,000  Kasima, LLC, Term Loan B .......................................      3.25%        05/31/21           801,504
   4,500,000  Village Roadshow Films Ltd., Term Loan B .......................      4.75%        11/21/17         4,601,250
                                                                                                              -------------
                                                                                                                 10,208,292
                                                                                                              -------------
              OIL & GAS REFINING & MARKETING - 0.1%
     448,377  Citgo Petroleum Corp., Term Loan B .............................      8.00%        06/24/15           450,619
                                                                                                              -------------
              OTHER DIVERSIFIED FINANCIAL SERVICES - 5.8%
     900,000  Evertec, Term Loan B ...........................................      3.50%        04/17/20           897,525
   2,992,500  First American Payment Systems, L.P., Term Loan ................      5.75%        10/12/18         3,016,829
   2,000,000  First Data Corp., Term Loan ....................................      4.20%        09/24/18         1,989,720
   4,683,538  First Data Corp., 2017 New Dollar Term Loan ....................      4.20%        03/24/17         4,668,925
     547,619  Global Cash Access, Inc., Term Loan B ..........................      4.00%        03/01/16           550,357
   2,780,000  iPayment, Inc., Term Loan B ....................................      5.75%        05/08/17         2,738,300


Page 10                      See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (Continued)
MAY 31, 2013

  PRINCIPAL                                                                                       STATED
    VALUE                               DESCRIPTION                                RATE (b)    MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

              OTHER DIVERSIFIED FINANCIAL SERVICES (Continued)
$  3,377,651  Moneygram International, Term Loan B ...........................      4.25%        03/27/20     $   3,386,095
   3,534,703  RPI Finance Trust, Term Loan B .................................      4.00%        11/09/18         3,547,959
   2,443,875  Transfirst Holdings, Inc., Term Loan B .........................      4.75%        12/27/17         2,452,282
                                                                                                              -------------
                                                                                                                 23,247,992
                                                                                                              -------------
              PACKAGED FOODS & MEATS - 4.5%
   3,994,657  Blue Buffalo Company, Ltd., Term Loan B ........................      4.75%        08/08/19         4,024,617
   3,370,000  Ferrara Candy Co., Term Loan B .................................   7.50%-8.50%     06/06/18         3,381,222
   2,100,000  H.J. Heinz Co., Term Loan B2 ...................................      3.50%        06/07/20         2,117,766
   1,600,000  Hostess Brands, Term Loan B ....................................      6.75%        04/09/20         1,641,008
   1,972,500  JBS USA, LLC, Term Loan B ......................................      3.75%        05/25/18         1,979,897
   2,142,857  Pinnacle Foods Finance, LLC, Term Loan G .......................      3.25%        04/29/20         2,142,857
   2,660,625  Smart Balance, Inc., Term Loan .................................      7.00%        07/02/18         2,688,908
                                                                                                              -------------
                                                                                                                 17,976,275
                                                                                                              -------------
              PAPER PACKAGING - 1.5%
   5,893,462  Reynolds Consumer Products Holdings, Inc., Incremented U.S.
                 Term Loan ...................................................      4.75%        09/28/18         5,940,727
                                                                                                              -------------
              PHARMACEUTICALS - 5.2%
     750,000  Catalent Pharma Solutions, Inc., Term Loan .....................      6.50%        12/31/17           758,438
   3,573,660  Catalent Pharma Solutions, Inc., Term Loan 2 ...................      4.25%        09/15/17         3,590,421
   3,619,362  IMS Healthcare, Term Loan B ....................................      3.75%        09/01/17         3,637,459
   2,887,500  Jazz Pharmaceuticals, Inc., Term Loan B ........................      5.25%        03/11/18         2,887,500
   3,411,450  Par Pharmaceutical, Inc., Term Loan B ..........................      4.25%        09/30/19         3,414,827
   1,217,550  Valeant Pharmaceuticals International, Inc., Term Loan B .......      3.50%        02/13/19         1,223,637
     598,500  Valeant Pharmaceuticals International, Inc., Term Loan B .......      3.50%        12/11/19           601,774
     507,414  Warner Chilcott, PLC, Term Loan B1 .............................      4.25%        03/15/18           510,078
   1,165,646  Warner Chilcott, PLC, Term Loan B1 .............................      4.25%        03/15/18         1,171,765
     413,046  Warner Chilcott, PLC, Term Loan B2 .............................      4.25%        03/15/18           415,214
     918,542  Warner Chilcott, PLC, Term Loan B3 .............................      4.25%        03/15/18           923,365
   1,425,000  Warner Chilcott, PLC, Term Loan B4 .............................      3.19%        08/20/17         1,433,906
     285,000  Warner Chilcott, PLC, Term Loan B5 .............................      3.19%        08/20/17           286,781
                                                                                                              -------------
                                                                                                                 20,855,165
                                                                                                              -------------
              PROPERTY & CASUALTY INSURANCE - 0.8%
     194,886  Cunningham Lindsey Group Ltd., Term Loan, Second Lien ..........      9.25%        06/10/20           199,271
   2,956,500  Cunningham Lindsey Group Ltd., Term Loan, First Lien ...........      5.00%        12/10/19         2,982,370
                                                                                                              -------------
                                                                                                                  3,181,641
                                                                                                              -------------
              PUBLISHING - 0.9%
     800,000  McGraw Hill Global Education, LLC, Term Loan B .................      9.00%        03/22/19           797,000
   2,422,500  Tribune Co., Term Loan B .......................................      4.00%        12/17/19         2,447,573
     757,652  Yell Group, PLC, Term Loan B1 (d) ..............................      4.46%        07/31/14           175,442
                                                                                                              -------------
                                                                                                                  3,420,015
                                                                                                              -------------
              REAL ESTATE OPERATING COMPANIES - 1.0%
   3,773,321  ClubCorp Club Operations, Inc., Term Loan ......................      5.00%        11/30/16         3,825,205
                                                                                                              -------------
              REAL ESTATE SERVICES - 0.1%
     500,000  Realogy Corp., Term Loan B .....................................      4.50%        02/12/20           504,480
                                                                                                              -------------

                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (Continued)
MAY 31, 2013

  PRINCIPAL                                                                                       STATED
    VALUE                               DESCRIPTION                                RATE (b)    MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

              RESEARCH & CONSULTING SERVICES - 4.4%
$  4,009,523  Acosta, Inc., Term Loan ........................................      5.00%        03/02/18     $   4,033,740
   4,280,427  Advantage Sales & Marketing, Inc., Term Loan, First Lien .......      4.25%        12/17/17         4,301,829
     947,895  Advantage Sales & Marketing, Inc., Term Loan, Second Lien ......      8.25%        06/17/18           958,161
   1,386,204  Affinion Group, Inc., Term Loan B ..............................      6.50%        10/09/16         1,352,699
   1,717,857  Property Data, Inc., Term Loan .................................      7.00%        01/04/17         1,731,823
   2,900,000  SurveyMonkey.com, LLC, Term Loan B .............................      5.50%        02/07/19         2,921,750
   2,135,461  SymphonyIRI Group, Inc., Term Loan B ...........................      4.50%        12/01/17         2,154,146
                                                                                                              -------------
                                                                                                                 17,454,148
                                                                                                              -------------
              RESTAURANTS - 1.7%
   4,924,841  Focus Brands, Inc., Term Loan B ................................   4.25%-5.50%     02/21/18         4,954,390
   1,450,000  Focus Brands, Inc., Term Loan, Second Lien .....................     10.25%        08/21/18         1,479,000
     400,000  Seminole Hard Rock Entertainment, Inc., Term Loan B ............      3.50%        05/14/20           400,832
                                                                                                              -------------
                                                                                                                  6,834,222
                                                                                                              -------------
              RETAIL REITS - 0.9%
   2,697,926  Capital Automotive L.P., Refinancing Term Loan .................      4.00%        04/10/19         2,714,788
     800,000  Capital Automotive L.P., Term Loan, Second Lien ................      6.00%        04/30/20           828,000
                                                                                                              -------------
                                                                                                                  3,542,788
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.3%
   1,194,000  Garda World Security, Term Loan B ..............................      4.50%        11/13/19         1,205,940
                                                                                                              -------------
              SEMICONDUCTORS - 2.4%
   5,400,000  Freescale Semiconductor, Inc., Term Loan B .....................      5.00%        01/30/20         5,424,084
   4,266,667  MMI International, Ltd., Term Loan B ...........................      7.25%        11/20/18         4,224,000
                                                                                                              -------------
                                                                                                                  9,648,084
                                                                                                              -------------
              SPECIALIZED CONSUMER SERVICES - 2.4%
   1,171,875  Asurion Corp., Term Loan B1 ....................................      4.75%        07/23/17         1,177,008
   6,456,901  Asurion Corp., Term Loan B1 ....................................      4.50%        05/24/19         6,483,438
   1,974,547  Expert Global Solutions, Inc., Term Loan B .....................      8.50%        04/03/18         1,998,735
                                                                                                              -------------
                                                                                                                  9,659,181
                                                                                                              -------------
              SPECIALIZED FINANCE - 2.7%
   2,000,000  AlixPartners, LLP, Term Loan B1 ................................      3.53%        06/30/17         2,009,500
   1,985,025  AlixPartners, LLP, Term Loan B2 ................................      4.50%        06/30/19         1,999,913
   1,400,000  Duff & Phelps, Initial Term Loan ...............................      4.50%        04/23/20         1,408,750
   2,863,133  Fly Leasing, Ltd., Term Loan B .................................      4.50%        08/06/18         2,888,185
   2,500,000  Flying Fortress, Inc., Term Loan 3 .............................      3.50%        06/30/17         2,518,750
                                                                                                              -------------
                                                                                                                 10,825,098
                                                                                                              -------------
              SPECIALTY CHEMICALS - 5.3%
   2,376,000  Ascend Performance Materials, LLC, Term Loan B .................      6.75%        04/10/18         2,387,880
   4,105,669  AZ Chemicals, Inc., Term Loan B ................................      5.25%        12/22/17         4,144,673
   1,800,000  Cyanco Intermediate Corp., Term Loan B .........................      5.50%        05/01/20         1,814,994
   1,295,000  DuPont Performance Coatings, Term Loan B .......................      4.75%        02/01/20         1,304,233
   2,977,503  Emerald Performance Materials, LLC, Term Loan B ................      6.75%        05/18/18         2,984,947
     867,825  Houghton International, Inc., Term Loan B ......................      4.00%        12/20/19           867,825
     724,231  Monarch, Term Loan B ...........................................      4.50%        10/03/19           729,214
     375,769  Monarch, Term Loan B2 ..........................................      4.50%        10/03/19           378,354
   2,526,832  Nusil Technology, LLC, Term Loan ...............................      5.25%        04/07/17         2,531,886


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (Continued)
MAY 31, 2013

  PRINCIPAL                                                                                       STATED
    VALUE                               DESCRIPTION                                RATE (b)    MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

              SPECIALTY CHEMICALS (Continued)
$  1,462,500  Omnova Solutions, Inc., Term Loan B ............................      4.25%        05/31/18     $   1,477,125
   1,155,022  Taminco Global Chemical Corp., Term Loan B2 ....................      4.25%        02/15/19         1,163,327
     907,200  Waddington Group, USD Term Loan - Canadian Borrower ............      4.50%        06/07/20           909,468
     492,800  Waddington Group, USD Term Loan - U.S. Borrower ................      4.50%        06/07/20           494,032
                                                                                                              -------------
                                                                                                                 21,187,958
                                                                                                              -------------
              SPECIALTY STORES - 0.4%
   1,425,000  Rite Aid Corp., Term Loan B ....................................      4.00%        02/21/20         1,432,424
                                                                                                              -------------
              STEEL - 0.9%
   3,482,500  Fortescue (FMG), Term Loan .....................................      5.25%        10/18/17         3,498,833
                                                                                                              -------------
              SYSTEMS SOFTWARE - 3.5%
     400,000  Blue Coat Systems, Inc., Term Loan B ...........................      4.50%        05/31/19           403,000
   1,330,000  Deltek, Inc., Term Loan B ......................................      5.00%        10/10/18         1,343,300
   1,268,042  Riverbed Technology, Inc., Term Loan B .........................      4.00%        12/18/19         1,280,723
   2,355,065  SS&C Technologies Holdings, Inc., Term Loan B1 .................      3.50%        06/08/19         2,366,840
     243,647  SS&C Technologies Holdings, Inc., Term Loan B2 .................      3.50%        06/08/19           245,779
   2,066,250  Sungard Data Systems, Inc., Term Loan D ........................      4.50%        12/14/19         2,092,078
   4,401,254  Vertafore, Inc., Term Loan B ...................................      4.25%        10/03/19         4,441,965
   1,795,500  Wall Street Systems, Inc., Term Loan B .........................      5.75%        10/25/19         1,811,211
                                                                                                              -------------
                                                                                                                 13,984,896
                                                                                                              -------------
              TIRES & RUBBER - 0.5%
   2,142,857  Goodyear Tire & Rubber Co., Term Loan, Second Lien .............      4.75%        04/30/19         2,154,171
                                                                                                              -------------
              TRUCKING - 1.5%
   2,280,000  Hertz Corp., Term Loan B .......................................      3.75%        03/11/18         2,291,810
   2,700,000  SIRVA, Inc., Term Loan B .......................................      7.50%        03/27/19         2,679,750
     958,370  Swift Transportation Co., Inc., Term Loan B2 ...................      4.00%        12/21/17           969,631
                                                                                                              -------------
                                                                                                                  5,941,191
                                                                                                              -------------
              WIRELESS TELECOMMUNICATION SERVICES - 2.0%
   2,200,000  Cricket Communications, Inc., Term Loan C ......................      4.75%        03/08/20         2,213,750
     700,000  Lightower Fiber Networks, Term Loan B ..........................      4.50%        04/01/20           705,691
   1,995,000  Syniverse Holdings, Inc., Delayed Draw Term Loan ...............      4.00%        04/23/19         2,001,863
   2,977,500  Syniverse Holdings, Inc., Term Loan B ..........................      5.00%        04/23/19         2,997,360
                                                                                                              -------------
                                                                                                                  7,918,664
                                                                                                              -------------
              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS                                                         586,381,052
              (Cost $583,347,844)                                                                             -------------


  PRINCIPAL                                                                        STATED         STATED
    VALUE                               DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES - 1.0%

              AUTO PARTS & EQUIPMENT - 0.1%
     250,000  American Axle & Manufacturing, Inc..............................      6.25%        03/15/21           261,563
                                                                                                              -------------
              HEALTH CARE FACILITIES - 0.6%
   2,250,000  Vantage Oncology Holdings, LLC (e) .............................      9.50%        06/15/17         2,272,500
                                                                                                              -------------

                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (Continued)
MAY 31, 2013

  PRINCIPAL                                                                        STATED         STATED
    VALUE                               DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES (Continued)

              HOMEBUILDING - 0.0%
$    727,273  TOUSA, Inc. (Payment-In-Kind Election Note) (f) (g) (h) (i) ....     14.75%        07/01/15     $           0
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 0.1%
     400,000  Inventiv Health, Inc. (e) ......................................      9.00%        01/15/18           427,000
                                                                                                              -------------
              SPECIALTY CHEMICALS - 0.2%
     850,000  Hexion US Finance Corp. (e) ....................................      6.63%        04/15/20           888,250
                                                                                                              -------------
              TOTAL CORPORATE BONDS AND NOTES ................................                                    3,849,313
              (Cost $4,192,739)                                                                               -------------

   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
WARRANTS - 0.0%

              BROADCASTING - 0.0%
       1,449  Cumulus Media, Inc. (f) (h) (j) .............................................................           3,681
                                                                                                              -------------
              TOTAL WARRANTS ..............................................................................           3,681
              (Cost $0)                                                                                       -------------

COMMON STOCKS - 0.0%

              DIVERSIFIED CHEMICALS - 0.0%
          20  LyondellBasell Industries N.V., Class A (h) .................................................           1,333
                                                                                                              -------------
              TOTAL COMMON STOCKS .........................................................................           1,333
              (Cost $0)                                                                                       -------------

PREFERRED STOCKS - 0.0%

              HOMEBUILDING - 0.0%
       4,273  TOUSA, Inc. (8.00% coupon, 07/01/15 maturity date, Series A Convertible Payment-In-Kind
                Preferred Stock) (f) (g) (h) (j) ..........................................................               0
                                                                                                              -------------
              TOTAL PREFERRED STOCKS ......................................................................               0
              (Cost $2,563,636)                                                                               -------------

              TOTAL INVESTMENTS - 147.3% ..................................................................     590,235,379
              (Cost $590,104,219) (k)

              OUTSTANDING LOAN - (43.4%) ..................................................................    (174,000,000)

              NET OTHER ASSETS AND LIABILITIES - (3.9%) ...................................................     (15,410,530)
                                                                                                              -------------
              NET ASSETS - 100.0% .........................................................................   $ 400,824,849
                                                                                                              =============

-----------------------------

(a) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2013. When a range of rates is disclosed the fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2013

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2013, securities noted as such amounted to $3,587,750 or 0.90% of net assets.

(f) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(g)   This issuer has filed for protection in federal bankruptcy court.

(h) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2D - Restricted Securities in the Notes to Financial Statements).

(i) This Note is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum is to be paid in cash and 13.75% of interest per annum shall be paid by the issuer, at its option (i) entirely in cash,
      (ii) entirely in Payment-in-Kind interest or (iii) a combination thereof. Interest is to be paid semi-annually; however, the issuer is in default and income is not being accrued.

(j)   Non-income producing security.

(k) Aggregate cost for federal income tax purposes is $590,632,398. As of May 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,542,340 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,939,359.


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2013


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2013, is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                     LEVEL 2         LEVEL 3
                                                      TOTAL         LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                     VALUE AT        QUOTED        OBSERVABLE      UNOBSERVABLE
                                                    5/31/2013        PRICES          INPUTS           INPUTS
                                                   ------------    ----------     ------------     ------------
Senior Floating-Rate Loan Interests*               $586,381,052    $       --     $586,381,052     $         --
Corporate Bonds and Notes*                            3,849,313            --        3,849,313               -- **
Warrants*                                                 3,681            --            3,681               --
Common Stocks*                                            1,333         1,333               --               --
Preferred Stocks*                                            --            --               --               -- **
                                                   ------------    ----------     ------------     ------------
TOTAL INVESTMENTS                                  $590,235,379    $    1,333     $590,234,046     $         --
                                                   ============    ==========     ============     ============



All transfers in and out of Level 3 during the period are assumed to be transferred on the last day of the period at their current value. As of May 31, 2013, the Fund transferred Senior Floating-Rate Loan Interests valued at $3,558,982 from Level 3 to Level 2 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred between Level 3 and Level 2 did so primarily as a result of additional information obtained from an independent third party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests.

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT MAY 31, 2012
     Senior Floating-Rate Loan Interests           $ 16,377,616
     Notes                                                   -- **
     Preferred Stocks                                        -- **
Net Realized Gain (Loss)
     Senior Floating-Rate Loan Interests                113,144
Net Change in Unrealized Appreciation/Depreciation
     Senior Floating-Rate Loan Interests                 63,357
Purchases
     Senior Floating-Rate Loan Interests                     --
Sales
     Senior Floating-Rate Loan Interests            (15,966,753)
Transfers In
     Senior Floating-Rate Loan Interests                     --
Transfers Out
     Senior Floating-Rate Loan Interests               (587,364)
                                                   ------------
ENDING BALANCE AT MAY 31, 2013
     Senior Floating-Rate Loan Interests                     --
     Notes                                                   -- **
     Warrants                                                --
     Preferred Stocks                                        -- **
                                                   ------------
Total Level 3 holdings                             $         --
                                                   ============


* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

** Market value is less than $1.



Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2013

ASSETS:
Investments, at value
(Cost $590,104,219)............................................................................      $590,235,379
   Cash........................................................................................         8,917,292
Receivables:
   Investment securities sold..................................................................        29,294,031
   Interest....................................................................................         2,980,705
   Fund shares sold............................................................................           125,050
Prepaid expenses...............................................................................           106,849
                                                                                                     ------------
      Total Assets.............................................................................       631,659,306
                                                                                                     ------------

LIABILITIES:
Outstanding loan...............................................................................       174,000,000
Payables:
   Investment securities purchased.............................................................        56,066,560
   Investment advisory fees....................................................................           366,222
   Interest and fees on loan...................................................................           155,206
   Audit and tax fees..........................................................................            81,575
   Administrative fees.........................................................................            50,152
   Custodian fees..............................................................................            50,120
   Printing fees...............................................................................            30,167
   Legal fees..................................................................................            16,567
   Trustees' fees and expenses.................................................................             4,731
   Transfer agent fees.........................................................................             3,046
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             9,340
                                                                                                     ------------
      Total Liabilities........................................................................       230,834,457
                                                                                                     ------------
NET ASSETS.....................................................................................      $400,824,849
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $498,587,172
Par value......................................................................................           264,704
Accumulated net investment income (loss).......................................................         1,544,225
Accumulated net realized gain (loss) on investments............................................       (99,702,412)
Net unrealized appreciation (depreciation) on investments......................................           131,160
                                                                                                     ------------
NET ASSETS.....................................................................................      $400,824,849
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      15.14
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        26,470,348
                                                                                                     ============


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2013

INVESTMENT INCOME:
Interest.......................................................................................      $ 30,874,779
Other..........................................................................................         2,088,377
                                                                                                     ------------
   Total investment income.....................................................................        32,963,156
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         4,091,295
Interest and fees on loan......................................................................         1,811,839
Administrative fees............................................................................           430,235
Legal fees.....................................................................................           202,289
At the market offering costs...................................................................           149,607
Printing fees..................................................................................           110,634
Audit and tax fees.............................................................................            88,950
Custodian fees.................................................................................            74,028
Transfer agent fees............................................................................            31,083
Trustees' fees and expenses....................................................................            29,253
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            55,746
                                                                                                     ------------
   Total expenses..............................................................................         7,084,209
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        25,878,947
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................         5,549,306
   Net change in unrealized appreciation (depreciation) on investments.........................        10,880,340
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        16,429,646
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $ 42,308,593
                                                                                                     ============



Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                           5/31/2013       5/31/2012
                                                                                        --------------  --------------
OPERATIONS:
Net investment income (loss).......................................................     $   25,878,947  $   23,074,364
Net realized gain (loss)...........................................................          5,549,306       1,021,296
Net change in unrealized appreciation (depreciation)...............................         10,880,340      (8,968,841)
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from operations....................         42,308,593      15,126,819
                                                                                        --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (26,429,210)    (21,979,654)
                                                                                        --------------  --------------
Total distributions to shareholders................................................        (26,429,210)    (21,979,654)
                                                                                        --------------  --------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings...................         16,309,080              --
Proceeds from Common Shares reinvested.............................................          1,464,623         122,469
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from capital transactions..........         17,773,703         122,469
                                                                                        --------------  --------------
Total increase (decrease) in net assets............................................         33,653,086      (6,730,366)

NET ASSETS:
Beginning of period................................................................        367,171,763     373,902,129
                                                                                        --------------  --------------
End of period......................................................................     $  400,824,849  $  367,171,763
                                                                                        ==============  ==============
Accumulated net investment income (loss) at end of period..........................     $    1,544,225  $    2,094,387
                                                                                        ==============  ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         25,343,671      25,335,277
Common Shares sold through at the market offerings.................................          1,029,480              --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........             97,197           8,394
                                                                                        --------------  --------------
Common Shares at end of period.....................................................         26,470,348      25,343,671
                                                                                        ==============  ==============



                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................  $   42,308,593
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments..................................................    (722,504,297)
      Sales, maturities and paydowns of investments.............................     696,475,702
      Net amortization/accretion of premiums/discounts on investments...........      (1,978,594)
      Net realized gain/loss on investments.....................................      (5,549,306)
      Net change in unrealized appreciation/depreciation on investments.........     (10,880,340)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................          97,505
      Decrease in dividends receivable..........................................          13,008
      Increase in prepaid expenses..............................................         (83,770)
      Increase in interest and fees on loan payable.............................          25,428
      Increase in investment advisory fees payable..............................          28,921
      Increase in audit and tax fees payable....................................          19,375
      Increase in legal fees payable............................................           4,823
      Increase in printing fees payable.........................................           3,108
      Increase in administrative fees payable...................................           8,854
      Decrease in custodian fees payable........................................          (1,856)
      Increase in transfer agent fees payable...................................              74
      Decrease in Trustees' fees and expenses payable...........................          (3,786)
      Increase in other liabilities payable.....................................           1,732
                                                                                  --------------
CASH USED IN OPERATING ACTIVITIES...............................................                   $   (2,014,826)
                                                                                                   --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares sold............................................      16,184,030
      Proceeds of Common Shares reinvested......................................       1,464,623
      Distributions to Common Shareholders......................................     (26,429,210)
      Proceeds from borrowing...................................................      36,000,000
      Repayment of borrowing....................................................     (20,000,000)
                                                                                  --------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES.....................................                        7,219,443
                                                                                                   --------------
Increase in cash................................................................                        5,204,617
Cash at beginning of period.....................................................                        3,712,675
                                                                                                   --------------
CASH AT END OF PERIOD...........................................................                   $    8,917,292
                                                                                                   ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                   $    1,786,411
                                                                                                   ==============


Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR         YEAR           YEAR           YEAR         YEAR
                                                            ENDED        ENDED          ENDED          ENDED        ENDED
                                                          5/31/2013    5/31/2012    5/31/2011 (a)    5/31/2010    5/31/2009
                                                          ---------    ---------    -------------    ---------    ---------
Net asset value, beginning of period....................  $   14.49    $   14.76      $   13.96      $   11.79    $   16.42
                                                          ---------    ---------      ---------      ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................       1.01         0.91           0.73           0.47         0.87
Net realized and unrealized gain (loss).................       0.64        (0.31)          0.77           2.15        (4.63)
Distributions paid to AMP (b) Shareholders from:
Net investment income...................................         --           --             --          (0.02)       (0.09)
                                                          ---------    ---------      ---------      ---------    ---------
Total from investment operations........................       1.65         0.60           1.50           2.60        (3.85)
                                                          ---------    ---------      ---------      ---------    ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................................      (1.03)       (0.87)         (0.70)         (0.43)       (0.78)
                                                          ---------    ---------      ---------      ---------    ---------
Total distributions to Common Shareholders..............      (1.03)       (0.87)         (0.70)         (0.43)       (0.78)
                                                          ---------    ---------      ---------      ---------    ---------
Premium from shares sold in at the market offering......       0.03           --             --             --           --
                                                          ---------    ---------      ---------      ---------    ---------
Net asset value, end of period..........................  $   15.14    $   14.49      $   14.76      $   13.96    $   11.79
                                                          =========    =========      =========      =========    =========
Market value, end of period.............................  $   15.37    $   14.34      $   14.82      $   12.65    $   10.04
                                                          =========    =========      =========      =========    =========
TOTAL RETURN BASED ON NET ASSET VALUE (c)...............      11.92%       (4.45)%        11.19%         22.99%      (22.07)%
                                                          =========    =========      =========      =========    =========
TOTAL RETURN BASED ON MARKET VALUE (c)..................      14.80%       (2.95)%        23.20%         30.76%      (26.11)%
                                                          =========    =========      =========      =========    =========

-----------------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:

Ratio of total expenses to average net assets...........       1.85%        1.88%          1.98%          2.42%        3.40%
Ratio of total expenses to average net assets excluding
     interest expense...................................       1.38%        1.33%          1.31%          1.39%        1.62%
Ratio of net investment income (loss) to average net
     assets.............................................       6.77%        6.38%          5.09%          3.49%        7.34%
Ratio of net investment income (loss) to average net
     assets net of AMP Shares dividends (d).............        N/A          N/A            N/A           3.37%        6.60%
SUPPLEMENTAL DATA:
Portfolio turnover rate.................................        125%          63%            95%            52%          15%
Net assets, end of period (in 000's)....................  $ 400,825    $ 367,172      $ 373,902      $ 353,106    $ 298,097
Ratio of total expenses to total average Managed
     Assets (e) ........................................       1.30%        1.31%          1.39%          1.77%        2.02%
Ratio of total expenses to total average Managed Assets
     excluding interest expense (e).....................       0.97%         0.93%         0.92%          1.01%        0.96%
PREFERRED SHARES AND LOAN OUTSTANDING:
Total AMP Shares outstanding (f)........................        N/A          N/A            N/A            N/A        3,200
Liquidation and market value per AMP share (g)..........        N/A          N/A            N/A            N/A       25,018
Asset coverage per share................................        N/A          N/A            N/A            N/A      118,155
(h)
Total loan outstanding (in 000's).......................  $ 174,000    $ 158,000      $ 160,000      $ 153,500    $  57,050
Asset coverage per $1,000 of indebtedness (i)...........  $   3,304    $   3,324      $   3,337      $   3,300    $   7,627

-----------------------

(a) From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's Sub-Advisor. Effective October 12, 2010, the Leveraged Finance Investment Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio.

(b)   Auction Market Preferred ("AMP") Shares.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Ratio reflects the effect of distributions to AMP Shareholders.

(e) Managed Assets are calculated by taking the Fund's total asset value (which includes assets attributable to the Fund's AMP Shares, if AMP Shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares, if AMP Shares are outstanding, and liabilities, other than the principal amount of borrowings.

(f) As of November 18, 2009, the Fund no longer has any Series A or Series B AMP Shares outstanding.

(g)   Includes accumulated and unpaid distributions to AMP Shareholders.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value), and dividing by the number of AMP Shares outstanding.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding) and dividing by the outstanding loan balance in 000's.

N/A   Not applicable


                        See Notes to Financial Statements                Page 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2013


                                1. ORGANIZATION

First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 , and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior floating-rate loan interests ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt securities and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2013

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of May 31, 2013.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of May 31, 2013.

D. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2013, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2013


securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity dates and yields for these issuers.

                                                                                                         % OF
                                                                                                      NET ASSETS
                                                                                                      APPLICABLE
                                   ACQUISITION    PRINCIPAL     VALUE       CURRENT                   TO COMMON
SECURITY                              DATE      VALUE/SHARES  PER SHARE  CARRYING COST     VALUE        SHARES
-----------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants      6/29/09          1,449    $   2.54   $        --      $  3,681       0.00% *
LyondellBasell Industries N.V.,
   Class A Common Stocks           12/17/12             20       66.65            --         1,333       0.00 *
TOUSA, Inc. - Notes                 7/31/07(1)   $ 727,273          --       436,364            --       0.00
TOUSA, Inc. - Preferred Stocks      7/31/07(1)       4,273          --     2,563,636            --       0.00
                                                                         ----------------------------------------
                                                                         $ 3,000,000      $  5,014       0.00% *
                                                                         ========================================

* Amount is less than 0.01%.

(1) Security was acquired through a restructuring that was effective on July 31, 2007.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the year ended May 31, 2013, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $101, an increase in accumulated net realized gain
(loss) on investments of $149,506 and a decrease to paid-in capital of $149,607. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended May 31, 2013 and 2012 is as follows:


                 Distributions paid from:           2013               2012
                                               -------------      -------------
                 Ordinary income               $  26,429,210      $  21,979,654

As of May 31, 2013, the components of distributable earnings and net assets on a tax basis were as follows:


                 Undistributed ordinary income..................  $   1,704,157
                 Undistributed capital gains....................             --
                                                                  -------------
                 Total undistributed earnings...................      1,704,157
                 Accumulated capital and other losses...........    (99,308,450)
                 Net unrealized appreciation (depreciation).....       (397,019)
                                                                  -------------
                 Total accumulated earnings (losses)............    (98,001,312)
                 Other..........................................        (25,715)
                 Paid-in capital................................    498,851,876
                                                                  -------------
                 Net assets.....................................  $ 400,824,849
                                                                  =============

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2013


Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2013, the Fund had pre-enactment net capital losses for federal income tax purposes of $99,308,450 expiring as follows:

         EXPIRATION DATE             AMOUNT
         May 31, 2016          $    778,618
         May 31, 2017          $ 25,585,953
         May 31, 2018          $ 68,278,827
         May 31, 2019          $  4,665,052

During the taxable year ended May 31, 2013, the Fund utilized pre-enactment capital loss carryforwards in the amount of $5,977,075.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of May 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairman will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended May 31, 2013, were $734,341,254 and $704,557,872, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2013


                                 5. BORROWINGS

The Fund entered into a Revolving Credit and Security Agreement (the "Credit Facility") on July 13, 2012, with Liberty Street Funding LLC as conduit lender and The Bank of Nova Scotia as secondary lender and agent for the secured parties under the agreement. Liberty Street Funding LLC repaid all amounts outstanding under the Revolving Credit and Security Agreement dated as of August 2, 2004, with CRC Funding LLC, as conduit lender, Citibank, N.A., as Secondary Lender and Citibank North America, Inc., as Agent (the "Terminated Facility"), with the proceeds of the initial borrowing under the Credit Facility. The Credit Facility has an expiration date of July 12, 2013, and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $175,000,000. For the year ended May 31, 2013, the average amount outstanding under the Terminated Facility and the Credit Facility was $163,619,178. The loans under the Credit Facility generally bear interest for each settlement period at a rate per annum based on the commercial paper rate of the conduit lender. The high and low annual interest rates for the loans under the Terminated Facility and the Credit Facility funded by the Conduit Lender during the year ended May 31, 2013, were 0.46% and 0.22%, respectively, with a weighted average interest rate of 0.25%. The annual interest rate in effect for such loans at May 31, 2013, was 0.22%. The Fund also pays additional borrowing costs, which include a utilization fee at a per annum rate of 0.40% of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of
(i) 0.40% of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02.

                           6. COMMON SHARE OFFERINGS

On November 21, 2012, the Fund and the Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 3,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions for the period ended May 31, 2013, related to offerings under such sales agreement are as follows:


                                                                NET PROCEEDS
        COMMON                                                   RECEIVED IN
        SHARES           NET PROCEEDS      NET ASSET VALUE      EXCESS OF NET
         SOLD              RECEIVED        OF SHARES SOLD        ASSET VALUE
     ------------        ------------      ---------------      ------------
       1,029,480         $ 16,309,080       $  15,524,292       $    784,788

Additionally, offering costs of $235,169 related to this offering were recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the Fund sells 3,000,000 Common Shares related to this offering.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On June 20, 2013, the Fund declared a dividend of $0.0875 per share to Common Shareholders of record on July 3, 2013, payable July 15, 2013.

On July 22, 2013, the Fund declared a dividend of $0.0875 per share to Common Shareholders of record on August 5, 2013, payable August 15, 2013.

The Fund renewed its Credit Facility on July 12, 2013, with Liberty Street Funding LLC as conduit lender and The Bank of Nova Scotia as secondary lender and agent for the secured parties under the agreement. The Credit Facility has a new expiration date of July 11, 2014, and may be renewed annually. The total commitment under the Credit Facility was increased from $175,000,000 to $190,000,000. The utilization fee of 0.40% per annum and the commitment fee of 0.40% per annum were each reduced to 0.35% per annum. In addition, the Fund paid a $95,000 amendment fee which will be amortized over a one year period and included in "Interest and fees on loans" on the Statement of Operations.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SENIOR FLOATING RATE INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Senior Floating Rate Income Fund II as of May 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
July 25, 2013

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

    (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

    (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of September 21, 2012, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS, and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders for the Fund was held on September 17, 2012 (the "meeting"). At the meeting, Trustee Niel B. Nielson was elected as Class II Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Nielson was 22,723,322, the number of votes cast against Mr. Nielson was 414,212, and the number of abstentions was 0. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Robert F. Keith are current and continuing Trustees. Messrs. Erickson and Kadlec are currently the Class I Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2014. Messrs. Bowen and Keith are currently the Class III Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2013.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended May 31, 2013, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2013 (UNAUDITED)


compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

CREDIT RISK: Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in "high yield" or "junk" debt; such securities involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

PRE-PAYMENT RISK. Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2013 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                     NUMBER OF
                                                                                                 PORTFOLIOS IN THE        OTHER
                                 TERM OF OFFICE                                                     FIRST TRUST      TRUSTEESHIPS OR
                                      AND                                                          FUND COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, DATE OF BIRTH       LENGTH OF               PRINCIPAL OCCUPATIONS                   OVERSEEN BY          HELD BY
  AND POSITION WITH THE FUND       SERVICE(1)                DURING PAST 5 YEARS                      TRUSTEE            TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee    o Three Year Term  Physician; President, Wheaton Orthopedics;           101          None
c/o First Trust Advisors L.P.                      Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Fund       Limited Partnership; Member, Sportsmed
  Suite 400                       Inception        LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Three Year Term  President (March 2010 to Present), Senior            101          Director of
c/o First Trust Advisors L.P.                      Vice President and Chief Financial Officer                        ADM Investor
120 E. Liberty Drive,           o Since Fund       (May 2007 to March 2010), Vice President                          Services, Inc.
  Suite 400                       Inception        and Chief Financial Officer (1990 to May                          and ADM
Wheaton, IL 60187                                  2007), ADM Investor Services, Inc.                                Investor
D.O.B.: 11/57                                      (Futures Commission Merchant)                                     Services
                                                                                                                     International

Robert F. Keith, Trustee        o Three Year Term  President (2003 to Present), Hibs Enterprises        101          Director of
c/o First Trust Advisors L.P.                      (Financial and Management Consulting)                             Trust Company
120 E. Liberty Drive,           o Since June 2006                                                                    of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three Year Term  President and Chief Executive Officer (June          101          Director of
c/o First Trust Advisors L.P.                      2012 to Present), Dew Learning LLC                                Covenant
120 E. Liberty Drive,           o Since Fund       (Educational Products and Services), President                    Transport Inc.
  Suite 400                       Inception        (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(2), Trustee and  o Three Year Term  Chief Executive Officer (December 2010               101          None
Chairman of the Board                              to Present), President (until December
120 E. Liberty Drive,           o Since Fund       2010), First Trust Advisors L.P. and First
  Suite 400                       Inception        Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                  Board of Directors, BondWave LLC
D.O.B.: 09/55                                      (Software Development Company/
                                                   Investment Advisor) and Stonebridge
                                                   Advisors LLC (Investment Advisor)

(1) Currently, Thomas R. Kadlec and Richard E. Erickson, as Class I Trustees, are serving as trustees until the Fund's 2014 annual meeting of shareholders. Niel B. Nielson, as Class II Trustee, is serving as trustee until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2013 (UNAUDITED)

      NAME, ADDRESS             POSITION AND OFFICES        TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS
    AND DATE OF BIRTH               WITH FUND               LENGTH OF SERVICE           DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley                 President and Chief         o Indefinite term           Chief Operations Officer (December 2010 to
120 E. Liberty Drive,           Executive Officer                                       Present) and Chief Financial Officer, First
  Suite 400                                                 o President and CEO         Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                             Since January 2012        Portfolios L.P.; Chief Financial Officer,
D.O.B.: 11/57                                                                           BondWave LLC (Software Development
                                                            o Treasurer, CFO and        Company/Investment Advisor) and Stonebridge
                                                              CAO from Fund             Advisors LLC (Investment Advisor)
                                                              Inception to January
                                                              2012

James M. Dykas                  Treasurer, Chief Financial  o Indefinite term           Controller (January 2011 to Present), Senior
120 E. Liberty Drive,           Officer and Chief                                       Vice President (April 2007 to January 2011),
  Suite 400                     Accounting Officer          o Treasurer, CFO and        Vice President (January 2005 to April 2007),
Wheaton, IL 60187                                             CAO since January         First Trust Advisors L.P. and First Trust
D.O.B.: 01/66                                                 2012                      Portfolios L.P.

                                                            o Assistant Treasurer
                                                              from December 2005
                                                              to January 2012

W. Scott Jardine                Secretary and Chief Legal   o Indefinite term           General Counsel, First Trust Advisors L.P.,
120 E. Liberty Drive,           Officer                                                 First Trust Portfolios L.P. and BondWave LLC
  Suite 400                                                 o Since Fund Inception      (Software Development Company/Investment
Wheaton, IL 60187                                                                       Advisor); Secretary of Stonebridge Advisors
D.O.B.: 05/60                                                                           LLC (Investment Advisor)

Daniel J. Lindquist             Vice President              o Indefinite term           Senior Vice President, First Trust Advisors
120 E. Liberty Drive,                                                                   L.P. and First Trust Portfolios L.P.
  Suite 400                                                 o Since December 2005
Wheaton, IL 60187
D.O.B: 02/70

Kristi A. Maher                 Chief Compliance Officer    o Indefinite term           Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,           and Assistant Secretary                                 L.P. and First Trust Portfolios L.P.
  Suite 400                                                 o Assistant Secretary
Wheaton, IL 60187                                             Since Fund Inception
D.O.B.: 12/66
                                                            o Chief Compliance Officer
                                                              Since January 2011

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2013 (UNAUDITED)


                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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



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



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



FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $67,000 for 2012 and $90,000 for 2013.

      (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2012 and $0 for 2013.

      AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2012 and $0 for 2013.

      (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were and $10,400 for 2012 and $5,200 for 2013. These fees were for tax consultation and tax preparation.

      TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2012 and $0 for 2012.

      (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2012 and $0 for 2013.

      ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2012 and $0 for 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
             (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2012 were $10,400 and $10,320 for the Registrant and the Registrant's investment adviser, respectively, and for 2013 were $5,200 and $3,000 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

      (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

      (b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      (a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MAY 31, 2013

William Housey is Senior Portfolio Manager for the First Trust Advisors L.P. ("First Trust") Leveraged Finance Investment Team and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and is Senior Credit Analyst assigned to certain industries. Mr. Housey and Mr. Fries are supported in their portfolio management activities by a team of credit analysts, a designated trader, and operations personnel. Senior Credit Analysts are assigned industries, and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel, and portfolio managers report to Mr. Housey.

William Housey, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as Senior Portfolio Manager in the Leveraged Finance Investment Team and has nearly 16 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. Mr. Housey holds the Chartered Financial Analyst designation.

Scott D. Fries, CFA
Vice President, Portfolio Manager

Mr. Fries joined First Trust in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has over 16 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years and served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Morgan Stanley/Van Kampen Funds, Inc. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation.

      (a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF MAY 31, 2013

 Name of Portfolio                        Total # of               # of Accounts Managed for    Total Assets for which
  Manager or Team                          Accounts      Total    which Advisory Fee is Based  Advisory Fee is Based on
       Member          Type of Accounts    Managed*     Assets          on Performance                Performance
--------------------  ------------------  -----------  ---------  ---------------------------  -------------------------
1.  William Housey,   Registered              10         $138                  0                          $0
    CFA               Investment                        million
                      Companies:

                      Other Pooled             4         $226                  0                          $0
                      Investment
                      Vehicles:

                      Other Accounts:          0          $0                   0                          $0

2.  Scott Fries, CFA  Registered              10         $138                  0                          $0
                      Investment                        million
                      Companies:

                      Other Pooled             4         $226                  0                          $0
                      Investment
                      Vehicles:

                      Other Accounts:          0          $0                   0                          $0

* Information excludes the registrant.


POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the Leveraged Finance Investment Team currently are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security.

First Trust and FTP also maintain a restricted list of all issuers for which the Leveraged Finance Investment Team has material non-public information in its possession. All transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

      (a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MAY 31, 2013

The compensation structure for the First Trust Leveraged Finance Investment Team is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual's job position, duties, and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Leveraged Finance Investment Team are not based upon the performance of the Fund. However, the Leverage Finance Team receives a basis point fee on the value of assets of the Fund. Discretionary bonuses for the Leveraged Finance Team members are based, in part, on the profitability of the Leveraged Investment Finance department.


      (a)(4) DISCLOSURE OF SECURITIES OWNERSHIP AS OF MAY 31, 2012

      ---------------------------------  ---------------------------------------
        Name of Portfolio Manager or         Dollar ($) Range of Fund Shares
                 Team Member                       Beneficially Owned
      ---------------------------------  ---------------------------------------
      William Housey                        $10,001 - $50,000 (1,000 shares)
      ---------------------------------  ---------------------------------------
      Scott Fries                                     $0 (0 shares)
      ---------------------------------  ---------------------------------------

      (b)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Senior Floating Rate Income Fund II
             ------------------------------------------------------


By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 23, 2013
     ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 23, 2013
     ------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 23, 2013
     ------------------------

*Print the name and title of each signing officer under his or her signature.